Scope of consolidation and non-consolidated entities	6 Months Ended
Jun. 30, 2024
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Scope of consolidation and non-consolidated entities

Note 3. Scope of consolidation and non-consolidated entities

Consolidated entities

As of June 30, 2024, Cellectis S.A. owns 100% of Cellectis, Inc., which owns 100% of Cellectis Biologics, Inc.

For the six-month period ended June 30, 2024 the consolidated group of companies (sometimes referred to as the “Group”) includes Cellectis S.A., Cellectis, Inc. and Cellectis Biologics, Inc.

For the six-month periods ended June 30, 2023 the consolidated group of companies (sometimes referred to as the “Group”) includes Cellectis S.A., Cellectis, Inc. and Cellectis Biologics, Inc and Calyxt, Inc. through May 31, 2023, the date of deconsolidation. See Non-consolidated entities below.

Investments in associates

On December 29, 2022, we entered into a Collaboration Agreement with Primera Therapeutics, Inc. (“Primera”) (the “Primera Collaboration Agreement”). Under the Primera Collaboration Agreement, Primera and Cellectis have agreed to co-develop a mitochondrial DNA engineering toolbox for therapies to treat mitochondrial diseases.

Pursuant to the Primera Collaboration Agreement, Cellectis is contributing gene editing research, technology, manufacturing and clinical development experience and expertise. The Primera Collaboration Agreement also grants Primera a right to exercise an exclusive worldwide option to obtain a license from Cellectis on up to five product candidates developed under the Primera Collaboration Agreement. Upon Primera exercising the option, Cellectis would be eligible to receive milestone payments and royalty payments on the net sales of the products developed under the Primera Collaboration Agreement.

Pursuant to the Primera Collaboration Agreement, on May 17, 2023, Cellectis and Primera entered into a Subscription Agreement and a Shareholders Agreement under which Cellectis received 234,570 shares of common stock of Primera, representing a 19.0% ownership interest and 19% of the voting rights in Primera at that date, and a right to designate a director to the Primera’s board of directors.

Consequently, we consider that, since May 17, 2023, we have a significant influence over Primera as defined by IAS 28 because, in addition to voting rights, Cellectis receives and holds a seat on Primera’s board of directors and Cellectis provides Primera with access to essential technical information. Therefore, our investment in Primera is accounted for using the equity method starting on May 17, 2023.

On initial recognition, the investment in an associate is recognized at cost. We consider that the best estimate of the fair value of the consideration given to Primera is the fair market value of Primera’s shares received by Cellectis. The fair value of the investment is immaterial.

As of June 30, 2024, following Primera’s share capital increase that occurred since May 17, 2023, we hold 17.0% of Primera’s shares and voting rights and consider that we continue to exercise significant influence over Primera. After taking into account Primera’s net losses since May 17, 2023 and applying our ownership rate, the value of our investment is immaterial. We have no legal or contractual obligation to bear losses in excess of our share.

In view of the immaterial value of our investment in Primera at inception and as of June 30, 2024, we do not present the investment in associates on a separate line in our consolidated statements of financial position or our consolidated statements of operations.

Non-consolidated entities

Calyxt was consolidated until May 31, 2023.

On November 23, 2022, Calyxt received a non-binding letter of intent from Cibus Global regarding a potential reverse merger with Calyxt (with Calyxt absorbing Cibus Global) (the "Merger"). With Calyxt as the surviving entity, current equity holders of Cibus Global would receive shares of Calyxt common stock issued for the purpose of the transaction. On January 13, 2023, Calyxt, Calypso Merger Subsidiary, LLC, a wholly-owned subsidiary of Calyxt, Cibus Global and certain other parties, entered into a merger agreement with respect to this Merger. Upon completion of the proposed Merger, Cellectis S.A. was expected to own approximately 2.4% of the equity interests of the merged combined company, resulting in a loss of control by Cellectis over Calyxt.

In this context, since November 23, 2022, and for so long as Cellectis retained control over Calyxt, the assets and liabilities of Calyxt were presented in the financial statements as non-current assets and liabilities held for sale for all periods presented, in accordance with IFRS 5. The statements of consolidated operations, statements of consolidated comprehensive income and statements of consolidated cash flows reflected the presentation of Calyxt as a discontinued operation for all comparative periods presented.

On May 31, 2023 immediately prior to the consummation of the Merger, Cellectis S.A.’s ownership interest in Calyxt amounted to 48.0%. Cellectis’ voting rights continued to give Cellectis the power to direct relevant activities of Calyxt and therefore Calyxt continued to be consolidated through the May 31, 2023 consummation of the Merger. On May 31, 2023, Calyxt consummated the Merger, and effective on June 1, 2023, the combined company operates under the name of Cibus, Inc.

Among other things, as part of the Merger, each share of Calyxt’s common stock existing and outstanding immediately prior to the Merger remained outstanding as a share of Class A Common Stock, without any conversion or exchange thereof, and Calyxt issued 16,527,484 shares of Class A Common Stock to unitholders of Cibus Global based on an exchange ratio set forth in the Merger Agreement. Cellectis’ equity interest in Cibus was reduced to 2.9% after the closing of the Merger, which resulted in Cellectis losing control of Cibus.

The Group considered that Cellectis had no longer control of Calyxt as from June 1, 2023. Consequently, Calyxt was deconsolidated on May 31, 2023. Calyxt’s results are included in the Group’s results until May 31, 2023, and continued to be presented as the results of discontinued operations until that date.

On the date of deconsolidation, we derecognized Calyxt’s assets and liabilities and any non-controlling interests in Calyxt at their carrying amount. We recognized the investment retained in Calyxt at its fair value at the date when control was lost. We also reclassified to profit or loss the amounts recognized in other comprehensive income related to Calyxt that should be reclassified according to relevant IFRSs.

Pursuant to the deconsolidation of Calyxt, our investment in Calyxt was classified as a non-current financial asset and measured at fair value as of June 30, 2024.

Non-controlling interests

Non-controlling shareholders held a 52% interest in Calyxt as of May 31, 2023. These non-controlling interests were generated during the initial public offering of Calyxt, subsequent follow-on offerings and Calyxt’s at-the-market (ATM) offering program, as well as through vesting and exercises of equity awards.

On June 1, 2023, as Calyxt was deconsolidated and as a result, we derecognized non-controlling interests in Calyxt.

Since June 1, 2023, there are no longer minority interests as the Group holds a 100% interest in all fully consolidated entities.